UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure

The management of Essex Rental Corp. (the “Company”) will hold presentations for certain stockholders, potential investors and their representatives regarding the business and historical and projected financial performance of the Company and its consolidated subsidiaries at the Oppenheimer 9th Annual Industrial Growth Conference on May 14th, 2014.

The presentation will be webcast live and can be viewed at the following link: http://www.veracast.com/webcasts/opco/industrials2014/78204392081.cfm

The above link is valid for both the live and archived webcast. The webcast will be archived approximately three hours after the live event and will be available for 90 days through August 12, 2014. Slides from the presentation will also be available on the Company’s website.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Presentation, dated May 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: May 14, 2014	By:	/s/ Kory M. Glen
Kory M. Glen
Chief Financial Officer